Insurance	12 Months Ended
Dec. 31, 2011
Insurance [Abstract]
Insurance
O.	Insurance

Securities owned by U.S.-based insurance subsidiaries having a carrying value of approximately $1.2 billion at December 31, 2011, were on deposit as required by regulatory authorities. At December 31, 2011, AFG and its subsidiaries had $173 million in undrawn letters of credit ($16 million of which was collateralized) supporting the underwriting capacity of its U.K.-based Lloyd’s insurer.

Property and Casualty Insurance Reserves The liability for losses and LAE for long-term scheduled payments under certain workers’ compensation insurance has been discounted at 6%, an approximation of long-term investment yields. As a result, the total liability for losses and loss adjustment expenses at December 31, 2011, has been reduced by $30 million.

The following table provides an analysis of changes in the liability for losses and loss adjustment expenses, net of reinsurance (and grossed up), over the past three years (in millions). Favorable development in 2011 was due primarily to lower than expected severity in certain businesses within the Specialty casualty sub-segment and lower than expected frequency in crop business within the Property and transportation sub-segment, partially offset by the $50 million special charge to increase asbestos and environmental reserves. Favorable development in 2010 was primarily in the Specialty casualty and Specialty financial sub-segments. Favorable development in 2009 was in the Specialty financial, Specialty casualty and Property and transportation sub-segments.

	2011	2010	2009
Balance at beginning of period	$4,164	$3,899	$4,154

Provision for losses and LAE occurring in the current year	1,813	1,615	1,385
Net decrease in provision for claims of prior years	(69)	(158)	(198)

Total losses and LAE incurred	1,744	1,457	1,187
Payments for losses and LAE of:
Current year	(652)	(360)	(504)
Prior years	(969)	(1,116)	(998)

Total payments	(1,621)	(1,476)	(1,502)
Reserves of businesses acquired	—	287	—

Foreign—currency translation and other	(5)	(3)	60

Balance at end of period	4,282	4,164	3,899

Add back reinsurance recoverables, net of allowance	2,238	2,249	2,513

Gross unpaid losses and LAE included in the Balance Sheet	$6,520	$6,413	$6,412

FHLB Funding Agreements Great American Life Insurance Company (“GALIC”), a wholly-owned annuity and supplemental insurance subsidiary, is a member of the Federal Home Loan Bank of Cincinnati (“FHLB”). The FHLB makes advances and provides other banking services to member institutions. Members are required to purchase stock in the FHLB in addition to maintaining collateral deposits that back any funds advanced. GALIC’s $22 million investment in FHLB capital stock at December 31, 2011, is included in other investments at cost. Membership in the FHLB provides the annuity and supplemental insurance operations with a substantial additional source of liquidity. During the fourth quarter of 2011, the FHLB advanced GALIC $240 million (included in annuity benefits accumulated at December 31, 2011) under various funding agreements at interest rates ranging from .02% to .03% over LIBOR (average rate of .31% at December 31, 2011). These advances must be repaid within 5 to 7 years, but GALIC has the option to prepay all or a portion of the advances on a monthly basis. The advances on these agreements are collateralized by commercial mortgage-backed securities with a fair value of $301 million (included in available for sale fixed maturity securities) at December 31, 2011. Interest credited on the funding agreements, which is included in annuity benefits, was approximately $100,000 in 2011.

Net Investment Income The following table shows (in millions) investment income earned and investment expenses incurred by AFG’s insurance group.

	2011	2010	2009
Insurance group investment income:
Fixed maturities	$1,142	$1,112	$1,142
Equity securities	26	11	11
Other	65	61	44

Total investment income	1,233	1,184	1,197
Insurance group investment expenses (*)	(34)	(25)	(38)

Net investment income	$1,199	$1,159	$1,159

(*)	Included primarily in “Other operating and general expenses” in the Statement of Earnings.

Statutory Information AFG’s U.S.-based insurance subsidiaries are required to file financial statements with state insurance regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Net earnings (loss) and policyholders’ surplus on a statutory basis for the insurance subsidiaries were as follows (in millions):

				Policyholders’
	Net Earnings (Loss)			Surplus
	2011	2010	2009	2011	2010
Property and casualty companies	$375	$624	$574	$1,976	$2,101
Life insurance companies	190	213	(76)	1,225	1,153

Reinsurance In the normal course of business, AFG’s insurance subsidiaries cede reinsurance to other companies to diversify risk and limit maximum loss arising from large claims. To the extent that any reinsuring companies are unable to meet obligations under agreements covering reinsurance ceded, AFG’s insurance subsidiaries would remain liable. The following table shows (in millions) (i) amounts deducted from property and casualty written and earned premiums in connection with reinsurance ceded, (ii) written and earned premiums included in income for reinsurance assumed and (iii) reinsurance recoveries represent ceded losses and loss adjustment expenses.

	2011	2010	2009
Direct premiums written	$4,061	$3,542	$3,731
Reinsurance assumed	45	47	32
Reinsurance ceded	(1,336)	(1,181)	(1,452)

Net written premiums	$2,770	$2,408	$2,311

Direct premiums earned	$4,062	$3,653	$3,854
Reinsurance assumed	41	45	32
Reinsurance ceded	(1,344)	(1,148)	(1,474)

Net earned premiums	$2,759	$2,550	$2,412

Reinsurance recoveries	$770	$395	$898

AFG has reinsured approximately $16 billion in face amount of life insurance at December 31, 2011 and $18 billion at December 31, 2010. Life written premiums ceded were $44 million, $49 million and $54 million for 2011, 2010 and 2009, respectively.

Variable Annuities At December 31, 2011, the aggregate guaranteed minimum death benefit value (assuming every variable annuity policyholder died on that date) on AFG’s variable annuity policies exceeded the fair value of the underlying variable annuities by $63 million, compared to $52 million at December 31, 2010. Death benefits paid in excess of the variable annuity account balances were less than $1 million in each of the last three years.